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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                          DATE OF REPORT: JULY 27, 2000
                        (Date of earliest event reported)




                              ELTRAX SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




      MINNESOTA            COMMISSION FILE NO. 0-22190          41-1484525
(State of incorporation)                                 (IRS Employer I.D. No.)



                              400 GALLERIA PARKWAY
                                    SUITE 300
                                ATLANTA, GA 30339
                    (Address of principal executive offices)



                                 (770) 612-3500
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

(a)

         On July 27, 2000, Eltrax Systems, Inc. issued a press release announcing (i) its preliminary second quarter operating results, and (ii) that it would begin reporting its hospitality segment as discontinued operations in anticipation of that group's sale or other disposition. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

(b)

         On July 27, 2000, Eltrax Systems, Inc. issued a press release announcing (i) that it has closed a sale of $7 million of 5% convertible senior subordinated notes to an institutional investor, (ii) that, effective September 1, 2000, Steve Odom, Juliet Reising and James Logsdon have been elected as the chief executive officer, chief financial officer and chief operating officer of Eltrax, respectively, (iii) that it has signed a letter of intent to sell its domestic lodging systems business and its international operations, which are components of the Eltrax hospitality group, and (iv) that it and Cereus Technology Partners, Inc. have agreed to amend the terms of their previously-announced proposed merger. A copy of the press release is attached as
Exhibit 99.2 and incorporated by reference herein.


ITEM 7.            FINANCIAL STATEMENTS AND EXHIBITS

Exhibit                                                                                             Filed
Number             Description                                                                    Herewith
------             -----------                                                                    --------
99.1               Eltrax Systems, Inc.  press release dated July 27, 2000                            X
99.2               Eltrax Systems, Inc.  press release dated July 27, 2000                            X



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ELTRAX SYSTEMS, INC.,
                                    a Minnesota corporation


Date:  July 28, 2000                By:      /s/ William A. Fielder, III
                                       -----------------------------------------
                                             William A. Fielder, III
                                    Its:     Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit                                                                                             Filed
Number             Description                                                                    Herewith
------             -----------                                                                    --------
99.1               Eltrax Systems, Inc.  press release dated July 27, 2000                            X
99.2               Eltrax Systems, Inc.  press release dated July 27, 2000                            X



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